Exhibit 10.2

LOAN AND SECURITY MODIFICATION AGREEMENT

This Loan and Security Modification Agreement (this “Amendment”), is entered into as of March 5, 2019, by and among (i) CAREKINESIS, INC., a Delaware corporation (“CareKinesis”), TABULA RASA HEALTHCARE, INC., a Delaware corporation (“Parent”), CAREVENTIONS, INC., a Delaware corporation (“Careventions”), CAPSTONE PERFORMANCE SYSTEMS, LLC, a Delaware limited liability company (“Capstone”), J. A. ROBERTSON, INC., a California corporation (“Robertson”), MEDLIANCE LLC, an Arizona limited liability company (“Medliance”), CK SOLUTIONS, LLC, a Delaware limited liability company (“CK Solutions”), TRSHC HOLDINGS, LLC, a Delaware limited liability company (“TRSHC”), SINFONIARX, INC., an Arizona corporation (“SinfoniaRX”), TRHC MEC HOLDINGS, LLC, a Delaware limited liability company (“TRHC”), MEDITURE LLC, a Minnesota limited liability company (“Mediture”), ECLUSIVE L.L.C., a Minnesota limited liability company (“eClusive”), COGNIFY, LLC, a Delaware limited liability company (“Cognify”), and TRHC DM HOLDINGS, LLC, a Delaware limited liability company (“TRHC DM”; Parent, CareKinesis, Careventions, Capstone, Robertson, Medliance, CK Solutions, TRSHC, SinfoniaRX, TRHC, Mediture,  eClusive, Cognify, and TRHC DM are each referred to herein as a “Borrower”, and collectively, as the “Borrowers”), (ii) the several banks and other financial institutions or entities party hereto (each a “Lender” and, collectively, the “Lenders”), and (iii) WESTERN ALLIANCE BANK, an Arizona corporation (“Bank”), as a Lender and as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS:  Among other indebtedness which may be owing by the Borrowers to Bank, the Borrowers are indebted to Bank pursuant to, among other documents, an Amended and Restated Loan and Security Agreement, dated September 6, 2017 by and among the Borrowers, the Lenders and the Administrative Agent, as may be amended from time to time (the “Loan and Security Agreement”).  Capitalized terms used without definition herein shall have the meanings assigned to them in the Loan and Security Agreement.

The Loan and Security Agreement and any and all other documents executed by the Borrowers in favor of the Lenders and/or the Administrative Agent shall be hereinafter referred to as the “Existing Documents.”

2. DESCRIPTION OF CHANGE IN TERMS.
A. Modification(s) to Loan and Security Agreement:

1)The following defined terms in Section 1.1 of the Loan and Security Agreement are hereby amended and restated in their entirety as follows:

“‘EBITDA’ means, for any period, the sum of (a) net income (or net loss) attributable to the Borrowers, but excluding net income (or net loss) attributable to non-controlling interests (calculated before extraordinary items) during such period, plus (b) the result of the following, in each case (unless otherwise indicated) to the extent included in determining such net income (or net loss):  (i) interest expense (including that portion attributable to capital leases in accordance with GAAP and capitalized interest) during such period; plus (ii) income taxes accruing, paid or payable during such period; plus (iii) depreciation and amortization expense; plus (iv) non-cash stock-compensation based expenses; plus (v) change in the fair value related to Permitted Acquisition related consideration expenses; plus (vi) without duplication, EBITDA attributable to entities and/or assets acquired pursuant to the Sinfonia Acquisition, the Peak PACE Acquisition, the Mediture Acquisition, the Cognify Acquisition, the DoseMe Acquisition, and the Prescribe Wellness Acquisition for such period, to the extent not already included in such calculation.”

“‘Permitted Acquisition’ means (i) any Acquisition approved in writing by the Administrative Agent in its sole discretion (including the Sinfonia Acquisition, the Peak PACE Acquisition, the Mediture Acquisition, the Cognify Acquisition, the DoseMe Acquisition, and the Prescribe Wellness Acquisition), or (ii) any Acquisitions in an aggregate amount not to exceed $15,000,000 in any fiscal year; provided, in each case, that (a) no default or Event of Default shall have occurred and be continuing or would result from the consummation of the proposed Acquisition, (b) the Target is in the same, similar or complimentary line of business as any of the Borrowers, (c) EBITDA of the Target is greater than $0 as of the date of the most recent financial statements for the fiscal quarter ending immediately prior to the Acquisition delivered by the Target, (d) the proposed Acquisition is consensual, (e) no Indebtedness will be incurred, assumed or would exist with respect to Parent and its Subsidiaries (including the Target) as a result of such Acquisition, other than Permitted Indebtedness, and no Liens will be incurred, assumed, or would exist with respect to the assets of Parent and its Subsidiaries (including the Target) as a result of such Acquisition other than Permitted Liens, (f) the Borrowers will be in compliance with the financial covenants in Section 6.10 on a pro forma basis, (g) the Administrative Agent shall have received (i) at least 30 days prior to the consummation of the intended Acquisition, a description of the proposed Acquisition, (ii) at least 20 days prior to the consummation of the intended Acquisition Agreement, pro forma consolidated projections with respect to the proposed Acquisition, historical financial information for the Target, due diligence materials prepared for any Borrower, a quality of earnings report (if obtained) and drafts of the acquisition agreement (together with all exhibits and schedules thereto and, to the extent required in the acquisition agreement, all required regulatory and third party approvals) and (iii) on or prior to the date the Acquisition is consummated, a certificate of a Responsible Officer of the Borrowers with reasonably detailed calculations of item (f)  and attaching the executed acquisition agreement, (h) the Target is not organized or domiciled in any jurisdiction outside of the United States and (i) all actions required of the Target and the Borrowers by Section 6.12 shall be completed substantially concurrently with the consummation of the Acquisition.”

2)The following defined terms are hereby added to Section 1.1 of the Loan and Security Agreement in alphabetical order therein:

“Prescribe Wellness Acquisition” means the merger of TRHC PW Acquisition, LLC, a Nevada limited liability company and a wholly-owned subsidiary of Parent (“TRHC PW”), with and into Prescribe Wellness, LLC, a Nevada limited liability company (“PW”), whereby PW will be the surviving entity and shall be a wholly-owned subsidiary of Parent pursuant to the Prescribe Wellness Merger Agreement.

“Prescribe Wellness Merger Agreement” means that certain Merger Agreement, dated as of March 5, 2019, by and among Parent, TRHC PW, PW, and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the initial Holder Representative thereunder.

3)Notwithstanding the provisions of Section 6.12 of the Loan and Security Agreement, PW shall provide the Administrative Agent with duly executed joinder to the Loan and Security Agreement and Guaranty and Indemnity Agreement, Security Deed Over Shares and General Security Deed and all other security documents required by Administrative Agent in connection therewith as soon as reasonably practicable following Administrative Agent’s written request.

3. CONSISTENT CHANGES. The Existing Documents are each hereby amended wherever necessary to reflect the changes described above.
4. [Reserved].

5. NO DEFENSES OF THE BORROWERS/GENERAL RELEASE.  Each Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Existing Documents.  Each Borrower (each, a “Releasing Party”) acknowledges that the Lenders and the Administrative Agent would not enter into this Amendment without Releasing Party’s assurance that it has no claims against the Lenders and the Administrative Agent or any of the Lenders’ and the Administrative Agent’s officers, directors, employees or agents.  Except for the obligations arising hereafter under this Amendment, each Releasing Party releases the Lenders and the Administrative Agent, and each of the Lenders’ and the Administrative Agent’s officers, directors and employees from any known or unknown claims that Releasing Party now has against any Lender and/or the Administrative Agent of any nature, including any claims that Releasing Party, its successors, counsel, and advisors may in the future discover they would have now had if they had known facts not now known to them, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Loan and Security Agreement or the transactions contemplated thereby.  Each Releasing Party waives the provisions of California Civil Code section 1542, which states:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF

EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER, MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

The provisions, waivers and releases set forth in this section are binding upon each Releasing Party and its shareholders, agents, employees, assigns and successors in interest.  The provisions, waivers and releases of this section shall inure to the benefit of the Lenders and the Administrative Agent and their respective agents, employees, officers, directors, assigns and successors in interest.  The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Loan and Security Agreement, and/or any Lender’s and/or the Administrative Agent’s actions to exercise any remedy available under the Loan and Security Agreement or otherwise.

6. CONTINUING VALIDITY.  Each Borrower understands and agrees that in modifying the Existing Documents, the Lenders and the Administrative Agent are relying upon such Borrower’s representations, warranties, and agreements, as set forth in the Existing Documents.  Except as expressly modified pursuant to this Amendment, the terms of the Existing Documents remain unchanged and in full force and effect.  The Lenders’ and the Administrative Agent’s agreement to modifications to the Existing Documents pursuant to this Amendment in no way shall obligate any Lender and/or the Administrative Agent to make any future modifications to the Existing Documents.  Nothing in this Amendment shall constitute a satisfaction of the Obligations.  It is the intention of the Lenders, the Administrative Agent and the Borrowers to retain as liable parties all makers and endorsers of Existing Documents, unless the party is expressly released by the Lenders and the Administrative Agent in writing.  No maker, endorser, or guarantor will be released by virtue of this Amendment.  The terms of this paragraph apply not only to this Amendment, but also to any subsequent loan and security modification agreements.

7. [Reserved].

8. NOTICE OF FINAL AGREEMENT.  BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT:   THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES,  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND  THIS WRITTEN AGREEMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

9. COUNTERSIGNATURE. This Amendment shall become effective only when executed by the Lenders, the Administrative Agent and the Borrowers.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

BORROWERS:

TABULA RASA HEALTHCARE, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CAREKINESIS, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CAREVENTIONS, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CAPSTONE PERFORMANCE SYSTEMS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

J. A. ROBERTSON, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

MEDLIANCE LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

CK SOLUTIONS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

TRSHC HOLDINGS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

SINFONIARX, INC.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

TRHC MEC HOLDINGS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

MEDITURE LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

ECLUSIVE L.L.C.

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

COGNIFY, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

TRHC DM HOLDINGS, LLC

By:/s/ Brian W. Adams

Name:Brian W. Adams

Title:Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

ADMINISTRATIVE AGENT:

WESTERN ALLIANCE BANK, an Arizona corporation

By:/s/ Brian McCabe

Name: Brian McCabe

Title:Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LENDERS:

WESTERN ALLIANCE BANK, an Arizona corporation

By:/s/ Brian McCabe

Name: Brian McCabe

Title:Vice President